Thornburg Value Fund

Annual Report
september 30, 2001

Letter to shareholders

September 30, 2001

November 15, 2001

William V. Fries, CFA
Portfolio Manager

The fiscal year completed September 30, 2001, was traumatic for many equity investors. As the economy sputtered along, the technology markets that had driven the prosperity of the late 1990's pretty much ran out of gas. The hoped for second half recovery was nowhere in evidence when the dramatic events of September 11 created a whole new set of issues for equity investors to absorb. Somewhat surprisingly, the prospect of long and very challenging military and security campaigns were absorbed by the markets with a minimum of panic. Fund results for the calendar year-to-date, fiscal year, 5-years and since inception on October 2, 1995, are shown in the accompanying table. These returns are for investors who held shares from the beginning of each period with all dividends reinvested.

Total return performance as of 9/30/2001

                         A Shares                                    B SHARES                               C Shares

                  Cal. YTD   One Yr  Five Yrs  Since Inc.   Cal. YTD  One Yr  Since Incept.   Cal. YTD  One Yr Five Yrs Since Inc.
Net  Asset Value  (16.72)%  (19.59)%  16.55%*   17.76%*     (17.32)% (20.35)% (13.99)%*       (17.23)% (20.24)% 15.60%*  16.84%*
Max. Offer Price  (20.46)%  (23.20)%  15.48%*   16.86%*     (21.45)% (24.33)% (16.89)%*       (18.06)% (20.24)% 15.60%*  16.84%*


* Annualized.
Past performance cannot guarantee future results.

Inception of Class A and C shares: 10/2/95.
Inception of Class B shares: 4/03/00.

I SHARES

                    Last Cal. Qtr.     One Yr       Since Incept.
Net Asset Value        (14.36)%        (19.29)%      9.16%*
Max. Offering Price    (14.36)%        (19.29)%      9.16%*

Past performance cannot guarantee future results.
* Annualized.



At this time last year, we were hopeful that opportunities for equity investors would be attractive. As investor psychology and economic activity turned negative, monetary and fiscal policies headed in the right direction, unfortunately but, to no avail. Yet consumer confidence slowly faded and corporate leaders became more conservative on spending and managing head count as the year progressed. As orders declined, business visibility, especially in the capital goods and technology arenas, disappeared. This turned a hopeful spring into a summer rout, at least for capital goods and cyclical industries. Initiatives we took to buy depressed issues, especially in the technology sector, turned out to be premature, though some proved profitable. Compounded by disappointing earnings in a number of energy-related businesses, retailers, and financial services, investment results over the back half of the year proved disappointing. The better performing stocks in the portfolio over the fiscal year involved defensive sectors, such as healthcare or consumer staples.

What occurred on September 11 changed many of our lives forever. From an economic initiative standpoint, philosophic positioning succumbed to the unequivocal need for liquidity and urgent government spending. Lower interest rates and stimulative spending by our government quickly improved the markets, setting in motion a combination of effects that could boost economic activity, as well. Short rates are now low enough to be patently unattractive for saver/investors. Lower mortgage interest rates are putting higher disposable income in the hands of mortgage payers. This new spending power is arriving at a time when consumers have been reliquefying. This will increase the financial comfort level of participating consumers, and that could end up being a healthy percentage of the 94% of us still employed. As I write this, investors seem to be willing to look past the current dismal profit outlook to better times next year. The market, and your Fund, have recovered nicely since the lows of September. Recent additions to the portfolio such as EMC, Siebel Systems and Pall Corp. have contributed. To learn about these companies and other holdings, we encourage you to visit our website, www.thornburg.com. We think you will be pleased with the disclosure about your portfolio there. If you do not have internet access call us at 800-847-0200, so we can mail you these pages.

The adjoining table compares top ten holdings as of September 30, 2001 with September 30, 2000. The table below reveals industry sector changes resulting from portfolio activity during the year.

TOP TEN Holdings comparison *

         9/30/2000
El Paso Energy             3.7%
Boeing                     3.5%
Exxon Mobil                3.5%
Bank of New York           3.4%
Wells Fargo                3.3%
Pepsico Inc.               3.3%
Unocal Corp.               3.2%
Wellpoint.                 3.1%
Kimberly Clark Corp        3.1%
BP Amoco                   3.0%
         9/30/2001
Tenet Healthcare Corp.     4.5%
Washington Mutual          4.0%
Wellpoint                  3.9%
Pepsico Inc.               3.4%
Verizon Comm.              3.3%
American Home Prds.        3.2%
BP Amoco                   3.1%
Pfizer Inc.                3.0%
AOL Time Warner            3.0%
Raytheon Co.               2.9%

*  Percentages and holdings can and do vary over time.

             9/30/01                    9/30/00
Healthcare                 19.5%    Technology                  19.8%
Telecommunication Svcs     12.2%    Investment Mgt & Brokerage  15.7%
Technology                 11.7%    Energy                      13.6%
Banking                    11.2%    Healthcare                  10.8%
Energy                      7.4%    Banking                     10.0%

Percentages and holdings can and do vary over time.

Our top priority and investment objective is capital appreciation. Nonetheless, we have been conscious of the impact of portfolio activity on taxable investors and will remain so. No capital gain distribution is anticipated during the current calendar year. The normal income distribution for the quarter ended September 30, 2001 was offset by currency losses from normal hedging operations covering certain foreign holdings. Marking to market during periods when the dollar is weak results in a loss from hedging.

The year ended in September was challenging and disappointing. We could have done a better job of choosing investments. Certain stocks eroded below levels we anticipated. Others that have had positive earnings developments have not had stock price increases, but perhaps that lies ahead. Our comprehensive value approach that encompasses "Basic Value," Consistent Earners," and Emerging Franchises" seems right for the times and we believe the Value Fund portfolio is sound and promising.

         Thank you for investing in the Thornburg Value Fund.


         Sincerely,
         William V. Fries, CFA
         Portfolio Manager

Statement of ASSETS AND LIABILITES

Thornburg Value Fund

September 30, 2001

ASSETS
Investments at value (cost $1,944,729,782) ..................   $ 1,943,725,246
Cash ........................................................           159,702
Receivable for securities sold ..............................        17,616,821
Receivable for fund shares sold .............................         8,946,640
Unrealized gain on forward exchange contracts (Note 6) ......           300,931
Dividends receivable ........................................           834,434
Prepaid expenses and other assets ...........................            94,804
         Total Assets .......................................   $ 1,971,678,578

LIABILITIES
Payable for securities purchased ............................        84,105,166
Payable for fund shares redeemed ............................         1,500,504
Unrealized loss on forward exchange contracts (Note 6) ......         5,394,371
Payable to investment adviser (Note 3) ......................         1,417,570
Accounts payable and accrued expenses .......................           956,522
         Total Liabilities ..................................        93,374,133

NET ASSETS ..................................................   $ 1,878,304,445

NET ASSETS CONSIST OF:
         Undistributed net investment income$ ...............         3,353,649
         Net unrealized depreciation ........................        (6,097,976)
         Accumulated net realized loss ......................      (202,828,502)
         Net capital paid in on shares of beneficial interest     2,083,877,274
                                                                $ 1,878,304,445
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($1,078,581,667 applicable to 41,424,171 shares of beneficial
interest outstanding - Note 4) ..............................   $         26.04

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share) ..................              1.23
Maximum Offering Price Per Share ............................   $         27.27

Class B Shares:
Net asset value and offering price per share *
($68,739,797 applicable to 2,683,878 shares of beneficial
interest outstanding - Note 4) ..............................   $         25.61

Class C Shares:
Net asset value and offering price per share *
($437,198,712 applicable to 16,935,224 shares of beneficial
interest outstanding - Note 4) ..............................   $         25.82

Class I Shares:
Net asset value, offering and redemption price per share
($293,784,269 applicable to 11,221,774 shares of beneficial
interest outstanding - Note 4) ..............................   $         26.18


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


Statement of operations

Thornburg Value Fund

Year Ended September 30, 2001

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $488,874)   $ 21,076,160
Interest income ...........................................      4,917,651
Other income ..............................................         32,123

                  Total Income ............................     26,025,934

EXPENSES
Investment advisory fees (Note 3) .........................     14,630,592
Administration fees (Note 3)
         Class A Shares ...................................      1,314,859
         Class B Shares ...................................         58,904
         Class C Shares ...................................        530,239
         Class I Shares ...................................        144,642
Distribution and service fees (Note 3)
         Class A Shares ...................................      2,629,719
         Class B Shares ...................................        471,229
         Class C Shares ...................................      4,241,912
Transfer agent fees
         Class A Shares ...................................        987,840
         Class B Shares ...................................        105,039
         Class C Shares ...................................        643,000
         Class I Shares ...................................        141,230
Registration & filing fees
         Class A Shares ...................................         64,216
         Class B Shares ...................................         20,881
         Class C Shares ...................................         35,491
         Class I Shares ...................................         19,985
Custodian fees ............................................        540,941
Professional fees .........................................        220,490
Accounting fees ...........................................        162,850
Trustee fees ..............................................         53,170
Other expenses ............................................        723,041

                  Total Expenses ..........................     27,740,270
Less:
         Expenses reimbursed by investment advisor (Note 3)       (148,849)
         Expenses paid indirectly (Note3) .................        (51,341)

                  Net Expenses ............................     27,540,080

                  Net Investment Income (Loss) ............     (1,514,146)


Statement of operations ... continued

Thornburg Value Fund

Year Ended September 30, 2001

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized gain (loss) on:
         Investments ......................................   (202,092,421)
         Foreign currency transactions ....................     14,989,383

                                                              (187,103,038)
Net change in unrealized appreciation (depreciation) on:
         Investments ......................................   (218,671,524)
         Foreign currency translation .....................    (12,677,410)

                                                              (231,348,934)
                  Net Realized and Unrealized
                  Loss on Investments .....................   (418,451,972)

                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations ........................   $(419,966,117)


See notes to financial statements.

Statements of changes in net assets

Thornburg Value Fund

                                                                    Year Ended         Year Ended
                                                                September 30, 2001  September 30, 2000

NCREASE IN NET ASSETS FROM:
OPERATIONS: .................................................
Net investments income (loss)                                   $    (1,514,146)  $     23,018,453
Net realized gain (loss) on investments and foreign currency
transactions                                                       (187,103,038)        21,126,370
Increase (Decrease) in unrealized appreciation (Depreciation)
on investments and foreign
currency translation ........................................      (231,348,934)       161,627,211

                  Net Increase (Decrease) in Net Assets
                  Resulting from Operations .................      (419,966,118)       205,772,034

DIVIDENDS TO SHAREHOLDERS: ..................................
From net investment income
         Class A Shares .....................................        (7,776,151)       (19,810,582)
         Class B Shares .....................................          (186,388)          (233,591)
         Class C Shares .....................................        (1,960,867)        (5,785,505)
         Class I Shares .....................................        (2,489,510)        (5,798,625)

From realized gains .........................................
         Class A Shares                                              (6,874,180)        (5,654,581)
         Class B Shares .....................................          (169,447)                 0
         Class C Shares .....................................        (2,882,565)        (2,137,052)
         Class I Shares .....................................        (1,990,420)          (825,940)

Return from capital .........................................
         Class A Shares                                              (3,078,347)                 0
         Class B Shares .....................................           (59,834)                 0
         Class C Shares .....................................          (220,938)                 0
         Class I Shares .....................................        (1,037,153)                 0

FUND SHARE TRANSACTIONS - (Note 4) ..........................
         Class A Shares                                             465,179,008        408,610,073
         Class B Shares .....................................        64,295,858         18,309,048
         Class C Shares .....................................       181,353,055        187,082,037
         Class I Shares .....................................       120,369,997        169,014,282

                  Net Increase in Net Assets ................       382,506,000        948,541,598

NET ASSETS: .................................................
         Beginning of year                                        1,495,798,445        547,256,847

         End of year ........................................   $ 1,878,304,445    $ 1,495,798,445


See notes to financial statements.

Notes to financial statements

Thornburg Value Fund

September 30, 2001

Note 1 - Organization

Thornburg Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Global Value Fund, Thornburg Core Growth Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class B, Class C and Institutional Class (Class I) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and distribution fee,
(iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

 Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Options written: When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations. When-Issued and Delayed Delivery
Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2001, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2001, the Adviser voluntarily reimbursed certain class specific expenses of $59,867 for Class A shares, $15,382 for Class B shares, $20,802 for Class C shares, and $52,798 for Class I shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2001, the Distributor has advised the Fund that it earned net commissions aggregating $517,244 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $85,964 from redemptions of Class B and Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class B and Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class B and Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans for the year ended September 30, 2001 are set forth in the statement of operations.

Included in the statement of operations under the caption custodian fees are expense offsets of $51,341 arising from credits on cash balances maintained on deposit.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to financial statements . . . continued

Thornburg Value Fund

Note 4 - Shares of Beneficial Interest
At September 30, 2001 there were an unlimited number of shares of beneficial interest authorized. Sales of Class B of the Value Fund commenced April 3, 2000. Transactions in shares of beneficial interest were as follows:

Thornburg Value Fund
                                                   Year Ended September 30, 2001    Year Ended September 30, 2000
                                                    Shares            Amount           Shares          Amount
Class A Shares
Shares sold .................................      23,560,926    $ 721,399,220       16,420,020    $ 527,506,679
Shares issued to shareholders in
   reinvestment of dividends ................         522,944       16,570,746          749,655       23,727,075
Shares repurchased ..........................      (9,145,869)    (272,790,958)      (4,459,640)    (142,623,681)

Net Increase ................................      14,938,001    $ 465,179,008       12,710,035    $ 408,610,073

Class B Shares
Shares sold .................................       2,214,897    $  66,568,914          545,736    $  18,173,596
Shares issued to shareholders in
   reinvestment of dividends ................          12,346          387,217            6,695          220,934
Shares repurchased ..........................         (93,259)      (2,660,273)          (2,537)         (85,482)

Net Increase ................................       2,133,984    $  64,295,858          549,894    $  18,309,048

Class C Shares
Shares sold .................................       7,699,205    $ 233,560,219        6,189,933    $ 196,801,670
Shares issued to shareholders in
   reinvestment of dividends ................         139,147        4,473,889          216,778        6,773,873
Shares repurchased ..........................      (1,924,172)     (56,681,053)        (522,055)     (16,493,506)

Net Increase ................................       5,914,180    $ 181,353,055        5,884,656    $ 187,082,037

Class I Shares
Shares sold .................................       6,139,361    $ 187,584,610        5,783,536    $ 183,376,529
Shares issued to shareholders in
   reinvestment of dividends ................         165,205        5,241,290          196,605        6,399,307
Shares repurchased ..........................      (2,425,754)     (72,455,903)        (631,269)     (20,761,554)

Net Increase ................................       3,878,812    $ 120,369,997        5,348,872    $ 169,014,282

Notes to financial statements . . . continued

Thornburg Value Fund

Note 5 - Securities Transactions

For the year ended September 30, 2001 the Fund had purchase and sale transactions of investment securities excluding short-term securities of $2,080,424,302 and $1,231,334,463, respectively.

The cost of investments for Federal income tax purpose is $1,945,596,591 for the Fund.

At September 30, 2001, net unrealized depreciation of investments based on cost for federal income tax purposes was $1,871,445 resulting from $165,013,869 gross unrealized appreciation and $166,885,314 gross unrealized depreciation.

At September 30, 2001, the Fund had tax basis capital losses of $11,324,648 which may carried over to offset future capital gains through September 30, 2009.

At September 30, 2001, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2000 of $192,209,800 for tax purposes, such losses will be reflected in the year ended September 30, 2002.

Note 6 - Financial Investments With Off-Balance Sheet Risk

During the year ended September 30, 2001, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.

These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Financial highlights

Thornburg Value Fund

                                                                          Year Ended September 30,
                                                     2001              2000            1999            1998           1997
Class A Shares:
Per share operating performance
(for a share outstanding throughout the year)+
Net asset value, beginning of year .....   $          32.98  $          26.20  $        19.48  $        20.42  $        14.50
Income from investment operations:
Net investment income ..................               0.02              0.74            0.16            0.20            0.21
Net realized and unrealized
              gain (loss) on investments              (6.38)             7.29            6.76            0.40            6.28
Total from investment operations .......              (6.36)             8.03            6.92            0.60            6.49
Less dividends from:
         Net investment income .........              (0.25)            (0.86)          (0.20)          (0.17)          (0.20)
Net realized gains .....................              (0.25)            (0.39)            --            (1.35)          (0.37)
Return of capital .......................             (0.08)              --              --            (0.02)            --
Change in net asset value ..............              (6.94)             6.78            6.72           (0.94)           5.92
Net asset value, end of year ...........   $          26.04  $          32.98  $        26.20  $        19.48  $        20.42

Total Return (a) .......................             (19.59)%           30.68%          35.50%           3.15%          46.01%
Ratios/Supplemental Data
Ratios to average net asset:
         Net investment income .........               0.07%             2.31%           0.62%           0.95%           1.35%
Expenses, after expense reductions .....               1.37%             1.38%           1.44%           1.54%           1.61%
Expenses, before expense reductions ....               1.38%             1.38%           1.44%           1.54%           1.61%
Portfolio turnover rate ................              71.81%            72.35%          62.71%          99.55%          78.83%
Net assets at end of year (000) ........   $       1,078,582  $        873,433 $       360,966  $      150,492  $       66,893


(a)  Sales loads are not reflected in computing total return.
+Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Value Fund

                                                            Year Ended          Period Ended
                                                        September 30, 2001  to September 30, 2000(a)
Class B Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ..................   $       32.63  $       33.22

Income from investment operations:
              Net investment income (loss) ..........           (0.24)           --
              Net realized and unrealized
              gain (loss) on investments ............           (6.31)          0.09
Total from investment operations ....................           (6.55)          0.09

Less dividends from:
              Net investment income .................           (0.19)         (0.68)
              Net realized gains ....................           (0.25)           --
              Return of capital .....................           (0.03)           --


Change in net asset value ...........................           (7.02)         (0.59)

Net asset value, end of year ........................   $       25.61  $       32.63

Total Return (b) ....................................          (20.35)%         0.25%

Ratios/Supplemental Data Ratios to average net asset:
         Net investment income (loss) ...............           (0.83)%         0.02% (c)
         Expenses, after expense reductions .........            2.27%          2.38% (c)
         Expenses, before expense reductions ........            2.30%          2.43% (c)

Portfolio turnover rate .............................           71.81%         72.35%

Net assets at end of year (000) .....................   $       68,740     $   17,945


(a)  Effective date of class B shares was April 3, 2000.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.
+Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Value Fund

                                                               Year Ended September 30,
                                                2001            2000        1999       1998         1997
Class C Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ..   $        32.80  $        26.08  $   19.45  $   20.40  $       14.51

Income from investment operations:
         Net investment income (loss)            (0.22)           0.49      (0.01)      0.03           0.07
Net realized and unrealized
         gain on investments ........            (6.34)           7.23       6.71       0.39           6.27
Total from investment operations ....            (6.56)           7.72       6.70       0.42           6.34
Less dividends from:
         Net investment income ......            (0.16)          (0.61)     (0.07)      0.00          (0.08)
         Net realized gains .........            (0.25)          (0.39)       --        (1.35)         (.37)
Return of capital ...................            (0.01)            --         --        (0.02)          --

Change in net asset value ...........            (6.98)           6.72       6.63      (0.95)          5.89
Net asset value, end of year ........   $        25.82  $        32.80  $   26.08  $   19.45  $       20.40

Total Return (a) ....................           (20.24)%         29.90%     34.45%      2.34%         44.77%
Ratios/Supplemental Data
Ratios to average net asset:
         Net investment income (loss)            (0.74)%          1.53%     (0.17)%     0.14%          0.48%
Expenses, after expense reductions ..             2.18%           2.16%      2.23%      2.36%          2.49%
Expenses, before expense reductions .             2.19%           2.17%      2.23%      2.37%          2.73%

Portfolio turnover rate .............            71.81%          72.35%     62.71%     99.55%         78.83%
Net assets at end of year (000) ....    $       437,199 $       361,447  $ 133,934  $  41,513  $      9,999

(a) Sales loads are not reflected in computing total return.
 + Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Value Fund

                                                                        Year Ended September 30,
                                                                  2001           2000         1999 (a)
Class I Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year ..................   $        33.09  $        26.26  $        21.78

Income from investment operations:
         Net investment income ......................             0.14            0.91            0.25
         Net realized and unrealized
           gain (loss) on investments ...............            (6.42)           7.25            4.48
Total from investment operations ....................            (6.28)           8.16            4.73

Less dividends from:
         Net investment income ......................            (0.28)          (0.94)          (0.25)
         Net realized gains .........................            (0.25)          (0.39)            --
         Return of capital ..........................            (0.10)            --              --


Change in net asset value ...........................            (6.91)           6.83            4.48

Net asset value, end of year ........................   $        26.18  $        33.09  $        26.26

Total Return ........................................           (19.29)%         31.44%          21.70%

Ratios/Supplemental Data Ratios to average net asset:
         Net investment income ......................             0.45%           2.82%           1.14% (b)
         Expenses, after expense reductions .........             0.99%           0.99%           1.00% (b)
         Expenses, before expense reductions ........             1.01%           1.00%           1.13% (b)

Portfolio turnover rate .............................            71.81%          72.35%          62.71%

Net assets at end of year (000) ....................    $       293,784  $      242,974     $    52,357

(a)  Effective date of class I shares was November 2, 1998.
(b)  Annualized.
+Based on weighted average shares outstanding.

Schedule of investments

Thornburg Value Fund

September 30, 2001

USIPS:  Class A - 885-215-731, Class B - 885-215-590, Class C - 885-215-715, Class I-855-215-632
NASDAQ Symbols:  Class A - TVAFX, Class B - TVBFX, Class C -TVCFX  Class I - TVIFX

COMMON STOCKS--89.90%
BANKS (10.80%)
Bank New York Inc.                                                            1,111,700             $38,909,500
Hudson City Bancorp Inc.                                                      475,000               11,352,500
MBNA Corp.                                                                    1,468,200             44,471,778
Washington Mutual Inc.                                                        1,947,100             74,924,408
Wells Fargo & Co.                                                             1,092,800             48,574,960
BIOTECHNOLOGY (1.50%)
Genzyme Corp. +                                                               662,000               30,068,040
DEFENSE (4.50%)
BAE Systems                                                                   2,218,700             10,796,625
Lockheed Martin Corp.                                                         580,900               25,414,375
Raytheon Co.                                                                  1,588,800             55,210,800
FOOD & BEVERAGES (3.10%)
Pepsico Inc.                                                                  1,315,000             63,777,500
HEALTHCARE FACILITIES (6.10%)
Health Management Assoc. +                                                    1,780,000             36,952,800
Tenet Healthcare Corp. +                                                      1,434,100             85,544,065
HEALTHCARE SERVICES (5.40%)
Caremark RX Inc.                                                              2,145,500             35,786,940
Wellpoint Health Networks Inc. +                                              680,400               74,265,660
HOUSEHOLD PRODUCTS (2.50%)
Kimberly Clark Corp.                                                          814,600               50,505,200
INDUSTRIAL FILTRATION (0.80%)
Pall Corporation                                                              828,000               16,104,600
INVESTMENT MANAGEMENT & BROKERAGE (4.40%)
Alliance Capital Management Holding LP                                        909,900               41,582,430
E-Trade Group Inc. +                                                          4,663,677             28,215,246
Julius Baer Hldg                                                              67,192                19,990,699
MEDIA - ENTERTAINMENT (6.10%)
AOL Time Warner Inc. +                                                        1,680,000             55,608,000
Comcast Corp. +                                                               1,029,900             36,942,513
Fox Entertainment Group Inc. +                                                1,605,200             30,659,320
OIL & GAS (5.60%)
BP Amoco                                                                      1,188,200             58,423,794
Unocal Corp.                                                                  1,660,000             53,950,000
PHARMACEUTICALS (5.80%)
American Home Products Corp.                                                  1,024,400             59,671,300
Pfizer Inc.                                                                   1,426,800             57,214,680
REAL ESTATE INVESTMENT TRUSTS (2.40%)
Simon Property Group Inc.                                                     1,810,500             48,720,555
RETAIL (6.50%)
CVS Corp.                                                                     985,600               32,721,920
Lowes Inc.                                                                    1,138,000             36,017,700
Radioshack Corp.                                                              1,511,700             36,658,725
Staples Inc. +                                                                1,985,000             26,499,750
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (1.70%)
Samsung Electronics                                                           315,200               33,840,491
TECHNOLOGY - COMPUTERS & PERIPHERALS (1.40%)
EMC Corp. +                                                                   2,446,950             28,751,663
TECHNOLOGY - SOFTWARE & SERVICES (6.40%)
Advent Software, Inc. +                                                       659,400               24,826,410
DST Systems Inc. +                                                            699,500               30,253,375
Microsoft Corp. +                                                             1,054,700             53,968,999
Siebel Systems Inc. +                                                         1,559,640             20,290,916
TELECOMMUNICATION SERVICES (11.70%)
NTT DoCoMo                                                                    2,500                 33,763,944
Sprint FON                                                                    1,937,700             46,524,177
Sprint PCS +                                                                  1,117,800             29,386,962
Sprint PCS SDE                                                                607,900               16,534,880
Telephone &  Data Systems Inc.                                                503,700               47,498,910
Verizon Communications                                                        1,163,550             62,959,691
TELECOMMUNICATION EQUIPMENT (1.70%)
Foundry Networks Inc. +                                                       1,566,445             9,476,992
Nokia Corp.                                                                   1,580,700             24,737,955
UTILITIES ELECTRIC (1.50%)
Southern Co.                                                                  1,283,750             30,784,325

TOTAL COMMON STOCKS (Cost $1,820,140,609)                                                           1,819,136,073

COMMERCIAL PAPER--6.10%
COMMERCIAL PAPER (6.10%)
American General Finance, 3.02% due 10/3/2001                                 31,900,000            31,894,648
Caterpillar Financial Services Corp., 2.94% due 10/2/2001                     20,000,000            19,998,367
General Electric, 2.72% due 10/1/2001                                         38,000,000            38,000,000
General Electric, 2.82% due 10/3/2001                                         16,700,000            16,697,383
General Motors Acceptance Corp., 2.45% due 10/2/2001                          18,000,000            17,998,775

TOTAL COMMERCIAL PAPER (Cost $124,589,173)                                                          124,589,173


TOTAL INVESTMENTS   (Cost $1,944,729,782)*                                                          $ 1,943,725,246

         +Non-income producing.
         See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

Thornburg Value Fund

To the Trustees and Shareholders of
Thornburg Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP

New York, New York
November 8, 2001

Index Comparisons

Thornburg Value Fund

Index Comparison
Compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 1, 1995 to September 30, 2001. Past performance of the Index and the Fund may not be indicative of future performance.


Class A Shares
Average Annual Total Returns (at max. offering price) (periods ended 9/30/01)
One Year:                          (23.20)%
Five Years:                         15.48%
Since Inception (10/1/95):          16.86%


Class C Shares
Average Annual Total Returns (periods ending 9/30/01)
One Year:                          (20.24)%
Five Years:                         15.60%
Since Inception (10/1/95):          16.84%



Class I Shares
Average Annual Total Returns (periods ended 9/30/01)
One Year:                         (19.29)%
Since Inception (11/2/98):          9.16%


Notes

Thornburg Value Fund

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.